BULLFINCH FUND, INC.
                  2 LANTERN LANE, HONE0YE FALLS,  NY 14472
               1-888-BULLFINCH (1-888-285-5346) 716-624-1758

PROSPECTUS                                                  October  30, 2000

The Bullfinch Family of Mutual Funds
The Bullfinch Fund, Inc. (the "Fund") is an open-end non-diversified manage-ment investment company that offers separate series - the Unrestricted Series and the Western New York Series - (individually and collectively known as the "Series"), each a separate investment portfolio having its own investment objective and policies.


Unrestricted Series
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years.


Western New York Series
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region as well as U.S. government securities maturing within five years.


It is important to note that the Fund's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Fund.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE

THE FUND AND ITS INVESTMENT OBJECTIVE

UNRESTRICTED SERIES -
The Unrestricted Series seeks conservative long-term growth in capital through a mix of investments consisting primarily of exchange listed and over-the-counter common stocks as well as U.S. government securities maturing within five years.

WESTERN NEW YORK SERIES
The Western New York Series seeks capital appreciation through a mix of investments consisting primarily of exchange-listed and over-the-counter common stocks of companies with an important economic presence in the Greater Western New York Region as well as U.S. government securities maturing within five years.


THE FUND'S INVESTMENT STRATEGY

Each Series uses a Value approach in its securities selection process. The Adviser emphasizes fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment.

Each Series is willing to invest in the securities of companies with small, medium and large capitalization. The Adviser classifies and compares potential investments using the following criteria:

       Balance Sheet (emphasizing low debt and sufficient working capital) Income Statement Data (emphasizing at least modest earnings growth) The Company's Current Dividend Policy (emphasizing growth)
       Stock Price (looking for historically low valuations)

The Adviser believes each Series will make the most money by investing in companies with strong financials whose stocks sell at historically low prices. The Adviser uses the above criteria in order to, over long periods of time, increase potential returns and reduce the risk of price declines of the investments of each Series. The Adviser may purchase a particular company's stock with up to 25% of each Series' assets. Each Series' willingness to place a large percentage of its assets in a single stock does distinguish it from most other funds.

Each Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in any Series' objective.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York. In addition to the equity selection criteria described above, the Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclusion in the Western New York Series' portfolio, a stock currently must meet the following criteria:

       The stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region; or
       The stock must be issued by a Company that has a capital investment
           (including annual payroll) in the Greater Western New York Region of greater than $1,000,000; or,
       The stock must be of a Company that maintains its corporate headquarters in the Greater Western New York Region.

The Greater Western New York Region includes the following New York State
Counties: Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates

RISKS OF THE FUND

Each Series' return, as stock prices generally, may fluctuate within a wide range, so that an investor could lose money. Because each Series invests a higher percentage of assets in fewer holdings than the average stock fund does, each Series is subject to the risk of a price decline or loss due to a change in value of one, or a few of its stockholdings. An additional risk will be from each Series' investments in small and medium capitalization (cap) stocks. Generally, these stocks have higher risks of business failure, lesser liquidity and greater volatility in market price. Due to these factors small and medium cap stocks have greater possibility of price decline or loss as compared to large cap stocks. Since the Fund may hold small, medium and large cap stocks it is riskier than a fund which holds only large cap stocks.

SPECIAL NOTE FOR INVESTORS IN THE WESTERN NEW YORK SERIES: Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio.

WHO SHOULD INVEST? Investors who are seeking potential long-term appreciation and are willing to own stocks, in a portfolio, selected and managed by the Fund's investment adviser. Long-term, as determined by management and the investment adviser, is at least five years.

WHO SHOULD NOT INVEST? Investors not willing to accept the risks of owning stocks in a managed portfolio. The Series are not for investors seeking to trade the stock market for short-term fluctuations.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table shown below provide an indication of the risks of investing in the Unrestricted Series of the Western New York Series by showing changes in each Series' performance from year to year over a 3-year period and by showing how each Series' average annual returns for one and three years compare to those of a broad-based securities market index. How each Series has performed in the past is not necessarily an indication of how each Series will perform in the future.

           3.1%
  3.0%      XX
  2.5%      XX
  2.0%      XX
  1.5%      XX
  1.0%      XX                            XX
  0.5%      XX                            XX
                                         0.5%

           1999                         1999
    Unrestricted Series        Western New York Series

For the first three quarters of the year 2000 (ending September 30, 2000), the year-to-date return of the Unrestricted Series was 7.03% and for the Western New York Series was 5.41%. For the Unrestricted Series since inception, the highest return for a quarter was 22.50% while the worst return for a quarter was -14.74%. These returns occurred in quarters ending December 31, 1998 and September 30, 1998, respectively. For the Western New York Series since inception the highest return for a quarter was 12.26% while the worst return for a quarter was -15.98%. These returns occurred in quarters ending June 30, 1999 and September 30, 1998, respectively.

               Average Annual Total Returns for Year Ending December 31, 1999
                                              Since Inception
                        One Year      (July 24, 1997) (December 30, 1997)
Unrestricted Series       3.06%             3.21%
Western New York Series   0.44%                            (5.18%)
Value Line Index*         9.48%             8.98%           7.81%

*The Value Line Index is an unmanaged index of 1,617 common stock prices.



FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                             Unrestricted     Western New York
                                                Series             Series
 Maximum Sales Charge (Load) imposed
        on Purchases                             None               None
 Maximum Deferred Sales Charge (Load)            None               None
 Maximum Sales Charge (Load) imposed
        on Reinvested Dividends                  None               None
 Redemption Fee (as a percentage of
        amount redeemed, if applicable)          None               None
 Exchange Fee                                    None               None
 IRA Trustee Fees**                              None               None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                             Unrestricted     Western New York
                                                Series             Series
 Management Fees (before fee waiver)*            1.22%              1.25%
 Distribution [and/or Service](12b-1) Fees       None               None
 Other Expenses*                                 0.80%              3.01%
 Total Annual Fund Operating Expenses
        (before fee waiver)*                     2.02%              4.26%

* The actual expense ratio for each Series was 2.00%. To cap the ratio of each Series at 2.00%, the Manager, per its contract, reimbursed the Unrestricted Series a total of $233 and the Western New York Series a total of $5,332.

** Each IRA with account value of $10,000 or more will not be charged IRA Trustee Fees. IRA's with less than $10,000 may be charged $45 annually for IRA Trustee Fees on the discretion of the Fund's Management or Directors.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assures you that your investment has a 5% return each year and that Each Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Unrestricted Series
        1 year***       3 years***      5 years***      10 years***
        $  212          $  669          $1,172          $2,668

Western New York Series
        1 year***       3 years***      5 years***      10 years***
        $  447          $1,410          $2,472          $5,626

*** Because the Adviser is contractually obligated to reimburse each Series so to cap the expense ratio at 2%, the actual total cost for 1 year would be $200; for 3 years the cost would be $631; for 5 years the cost would be $1,105; and for 10 years the cost would be $2,516


ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES
AND RISK CONSIDERATIONS

There is no guarantee that the adviser's valuations are accurate. Even when a stock is purchased below its perceived fair value, there may be unforeseen changes in the business which may lead to a decline in value for the stock.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

Non-diversification Policy: Each Series is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the securities of a limited number of issuers. Each Series, therefore, may be more susceptible than a diversified fund to any single economic, political, or regulatory occurrence. The policy of each Series, in the intention of achieving their objective, is, therefore, one of selective investments rather than diversification. Each Series seeks only the required diversification necessary to maintain its federal non-taxable status under Sub-Chapter M of the Internal Revenue Code (see the Tax Status Section of this prospectus).

UNRESTRICTED SERIES

Objective & Policies: The investment objective of the Unrestricted Series is to seek conservative long term growth in capital. The Unrestricted Series in-vests primarily in exchange listed and over-the-counter common stocks, and U.S. government obligations maturing within five years. As such, the Unrestricted Series has no current intention to invest in illiquid securities. To the extent feasible, the Adviser will endeavor to emphasize fundamental corporate con-siderations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Unrestricted Series may be invested in money market funds for temporary investment.

Risk Factors: Risks associated with the Unrestricted Series' performance will be those due to broad market declines and the decline in the price of partic-ular companies held in the Unrestricted Series' portfolio. Because the Unre-stricted Series' investments fluctuate in value, the Unrestricted Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of nega-tive returns while seeking to obtain long term capital growth when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assurance that the Unrestricted Series will attain its objective.

The Unrestricted Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Unrestricted Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy.

WESTERN NEW YORK SERIES

Objective & Policies: The investment objective of the Western New York Series is to seek capital appreciation through investment in the common stock of companies with an important economic presence in the Greater Western New York Region of New York State. Under normal conditions, the Adviser invests at least 65% of the Fund's total assets in securities of companies with an important economic presence in the Greater Western New York Region of New York (see Equity Selection Criteria below). The Western New York Series invests primarily in exchange listed and over-the-counter common stocks, and U.S. government obligations maturing within five years. These U.S. government obligations will typically be U.S. Treasury Bills and U.S. Treasury Notes which are supported by the full faith and credit of the United States. As such, the Western New York Series has no current intention to invest in illiquid securities. To the extent feasible, the Adviser will endeavor to emphasize fundamental corporate considerations related to the prospects of the issuer and its industry. Depending on its view of their relative attractiveness in light of market and economic conditions, the Adviser will vary the proportions invested among common stocks (see Equity Selection Criteria below) and U.S. government securities maturing within five years. Assets in the Western New York Series may be invested in money market funds for temporary investment.

Risk Factors: Risks associated with the Western New York Series' performance will be those due to broad market declines and the decline in the price of particular companies held in the Western New York Series' portfolio. Changes and developments in the economic environment of Western New York State may have a disproportionate effect on the Western New York Series' portfolio. Because the Western New York Series' investments fluctuate in value, the Western New York Series' shares will fluctuate in value. The Adviser seeks to reduce the risk of negative returns while seeking to obtain capital apprecia-tion when it believes valuations and market conditions are favorable. It must be realized, as is true of almost all securities, there can be no assur-ance that the Western New York Series will attain its objective.

The Western New York Series' investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval; however, it is the Board of Directors' policy to notify shareholders prior to any material change in the Western New York Series' objective.

Equity Selection Criteria: Criteria used by the Adviser to classify equities includes balance sheet and income statement data, historical pricing valuations and the stock's current dividend policy. The Adviser may also consider industry diversification, liquidity, and market capitalization. To be eligible for inclu-sion in the Western New York Series' portfolio, a stock currently must meet the following criteria: the stock must be issued either by a company that employs at least fifty persons in the Greater Western New York Region, or issued by a Comp-any which has a capital investment (including annual payroll) in the Greater Western New York Region of greater than $1,000,000, or by a Company that main-tains its corporate headquarters in the Greater Western New York Region. The Greater Western New York Region includes the following New York State Counties:
Erie, Niagara, Chautauqua, Cattaraugus, Orleans, Genesee, Wyoming, Allegany, Monroe, Livingston, Steuben, Wayne, Ontario, Yates.


ADDITIONAL INVESTMENT RESTRICTIONS
By-laws of the Fund provide the following fundamental investment restrictions; The Fund may not, except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

(a) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.
(b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
(c) Sell securities short.
(d) Invest in securities of other investment companies (other than money market funds for temporary investment) except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions.
(e) Invest 25% or more of its total assets at the time of purchase in any one industry (other than U.S. Government Securities).
(f) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
(g) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
(h) Acquire more than 10% of the securities of any class of another issuer, (other than securities issued or guaranteed by the United States Govern-ment, its agencies or its instrumentalities) treating all preferred secur-ities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
(i) Invest in companies for the purpose of acquiring control.
(j) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
(k) Pledge, mortgage or hypothecate any of its assets.
(l) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
(m) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
(n) Issue senior securities.


INVESTMENT ADVISER

The overall business and affairs of the Fund is managed by the Fund's Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Adviser and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to Carosa, Stanton & DePaolo Asset Management, LLC (the "Adviser"), 8 East Street Suite 200, Honeoye Falls, New York 14472. Christopher Carosa, President of the Fund and President of the Fund's Investment Adviser, will be primarily responsible for the day-to-day management of the Series' portfolios.

The Board meets regularly four times a year to review Fund progress and status. The Board may convene a special meeting under certain circumstances. In addi-tion, the Board may ask a non-interested Director to perform an independent audit as requested by the Board.

Carosa, Stanton & DePaolo Asset Management, LLC is a New York Limited Liability Company that acts as an Investment Adviser to the Fund. Carosa, Stanton & DePaolo Asset Management, LLC, began accepting private portfolio management clients in February of 1997 and currently manages fourteen portfolios and has nearly five million dollars under management as of October 2000. Christopher Carosa and Gordon R. Stanton established the firm in late 1996 as the principal members & officers and are, respectively, are the President and Vice-President of the Fund. In July 1998, Bradford L. McAdam joined the firm and is a Vice-President of the Fund.

Mr. Carosa has direct responsibility for day to day management of the Series' portfolios. He has a B.S. (Intensive) in Physics and Astronomy from Yale Uni-versity and an MBA in Finance and Marketing from the University of Rochester's William E. Simon Graduate School of Business. He began his career in 1982 with Manning & Napier Advisors, Inc. When he left Manning & Napier in the summer of 1996 to begin writing finance books, he was a Managing Director and member of the Funds Group as well as Executive Vice President and Senior Trust Officer for Exeter Trust Company, an affiliate of Manning & Napier. At the time of his departure, Mr. Carosa was responsible for custody and trust operations for more than 700 accounts with assets approaching $1 billion and he was a member of the Trust and Investment Committee. Mr. Carosa is the author of "Due Diligence: The Individual Trustee's Guide to Selecting and Monitoring a Professional Investment Adviser. He is a well-respected speaker and has written numerous articles Discussing Post-Modern Portfolio Theory.

Mr. Stanton has a B.A. in Architecture from Yale University and an MBA in Finance, Economics and Management for the Stern School of Business. Mr. Stanton, a sales rep at Brown Harris Stevens Residential, has extensive experience working for non-profit organizations. Mr. Carosa & Mr. Stanton had been the members of the management committee of a private investment partner-ship formed in July of 1987. In order to permit other investors to participate in the investment objective of this partnership, in early 1997 the partners voted to convert that partnership into a public no-load mutual fund and formalize Mr. Carosa's and Mr. Stanton's duties by selecting their firm to be investment adviser.

Mr. McAdam holds an MBA in Public Accounting and Management Systemns as well as a B.A. in Economics from Cornell University. He is also a Certified Public Accountant and a Chartered Financial Analyst. Mr. McAdams most recent exper-ience has been as Director of Research for Steven Charles, a registered invest-ment adviser. Before that, he served as a Senior Securities Analyst for Manning & Napier Advisors, Inc.

The Board of Directors include former partners of the private investment part-nership. The Partnership and the Unrestricted Series have a substantially similar or the same investment objective. On September 24, 1997 the Board of Directors of Fund reviewed an Investment Management Agreement with Carosa, Stanton & DePaolo Asset Management, LLC, which was unanimously approved by the Board of Directors. This Agreement will continue on a year to year basis, as amended, provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Series, but, in either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. Under the Agreement, Carosa, Stanton & DePaolo Asset Manage-ment, LLC will furnish investment advice to the Fund on the basis of a continuous review of the portfolio and recommend when and to what extent securities should be purchased or disposed. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Series on at least 60 days' written notice to Carosa, Stanton & DePaolo Asset Management, LLC. In the event of its assignment, the Agreement will terminate automatically. Ultimate decisions as to the investment objective and policies are made by the Fund's directors. For these services the Fund has agreed to pay to the Adviser a fee of 1.25% per year on the first million dollars of net assets of each Ser-ies and 1.0% per year on the remaining portion of net assets of each Series.
All fees are computed on the average daily closing net asset value of each Ser-ies and are payable monthly in arrears. The Adviser will forgo sufficient fees to hold the total expenses of each Series to less than 2.0% of the first $10 million in assets and 1.5% of the next $20 million.

For the fiscal year ending June 30, 2000, the Unrestricted Series paid the Adviser a fee of $12,129 and the Adviser reimbursed the Series $233 for a total aggregate fee of $11,966 or 1.22% of the average net assets of the Series. For the fiscal year ending June 30, 2000, the Western New York Series paid the Adviser a fee of $2,983 and the Adviser reimbursed the Series $5,332 for a total aggregate fee of ($2,349) or (0.98)% of the average net assets of the Series.

Pursuant to its contract with the Fund, the Investment Adviser is required to render research, statistical, and Advisory services to the Fund; to make specif-ic recommendations based on each Series' investment requirements; and to pay the salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. The Fund is responsible for the operat-ing expenses of each Series, including:
       - interest and taxes;
       - brokerage commissions;
       - insurance premiums
       - compensation and expenses of its Directors other than those affiliated with the Adviser;
       - legal and audit expenses;
       - fees and expenses of each Series' Custodian, and Accounting Services Agent, if obtained for any Series from an entity other than the Adviser;
       - expenses incidental to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions;
       - fees and expenses incidental to the registration under federal or state securities laws of the Fund and each Series or its shares;
       - expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of any Series;
       - all other expenses incidental to holding meetings of the shareholders;
       - dues or assessments of or contributions to the Investment Company Institute or any successor; and
       - such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its Officers and Directors.

The Investment Management Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of each Series by placing purchase and sale orders for each Series, the Adviser shall select such broker-dealers ("brokers") as shall, in the Adviser's judgment, implement the policy of each Series to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of each Series on a continuing basis. The Adviser is also authorized to consider whether a broker provides brokerage and/or research services to each Series and/or other accounts of the Adviser. Information or services may include economic studies, industry studies, stat-istical analyses, corporate reports, or other forms of assistance to each Series or its Adviser. No effort will be made to determine the value of these services or the amount they may reduce expenses of the Adviser or each Series. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid on a monthly basis initially and after the first year of operation at least semiannually.

The Adviser may use its own resources to engage in activities that promote the sale of the Series, including payments to third-parties who provide share-holder support servicing and distribution assistance. Investors may be charged a fee if they effect transactions through a broker or agent.

LEGAL PROCEEDINGS
As of the date of this prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

CAPITALIZATION
Description of Common Stock: The authorized capitalization of the Fund consists of 10,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conver-sion or pre-emptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.
Voting Rights: Each holder of common stock has one vote for each share held and fractional shares will have an equivalent fractional vote. Voting rights are non-cumulative.

PRICING OF SHARES
The net asset value of the Series' shares is determined as of the close of busi-ness of the New York Stock Exchange (the "Exchange") on each business day of which that Exchange is open. The Exchange annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price is determined by dividing the val-ue of its securities, plus any cash and other assets less all liabilities, ex-cluding capital surplus, by the number of shares outstanding.

Securities traded on national securities exchanges or the NASDAQ National Market System are valued at the closing prices of the securities on these exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices.

Short term paper (debt obligations that mature in less than 60 days) is valued at amortized cost which approximates market value. Other assets are valued at fair value as determined in good faith by the Board of Directors.

PURCHASE OF SHARES AND REINVESTMENTS
The offering price of the shares offered by the Fund for any Series is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described under the caption "PRICING OF SHARES" in this Prospectus. The Series reserves the right at its sole dis-cretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Fund.

Payment may be made by wire. A purchase order will be effective as of the day the check is received by the Fund if the Fund receives the check before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If payment is made by wire, the purchase order will be effective the day payment is received by the Series' custodian. The purchase price of shares of any Series is the net asset value determined on the day the purchase order is effective.

The shares of any Series may be purchased in exchange for securities to be included in that Series, subject to the Adviser's determination that these securities are acceptable. Securities accepted in an exchange will be valued using the same valuation method the Series uses to value portfolio securities. All accrued interest and purchase or other rights which are reflected in the market price of accepted securities at the time of valuation become the prop-erty of the Series and must be delivered by the shareholder to the Series upon receipt from the issuer. Shares issued in exchanged for securities will be priced at the net asset value calculated on the day of exchange.

The day of exchange will be the day the securities are received by the Fund if the Fund receives the securities before the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time. If the transfer is made by electronic delivery, the day of exchange will be the day the securities are received by the Series' custodian.

The Adviser will not accept securities in exchange for shares of the Series unless (1) such securities would normally qualify for purchase by the Series at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Series are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, or otherwise; and
(3) the Series is able to value the securities in a manner consistent with the valuation method the Series uses to value portfolio securities.

Initial Investments: Initial purchase of shares of the Series may be made on-ly by application submitted to the Fund. For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $2,500 ($500 for IRAs). Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by check or readily available funds and may be made in writing (including an electronic trans-mission) or by telephone. Shareholders wishing to make subsequent purchases by telephone must first elect the privilege by writing to the Fund. The minimum subsequent purchase is $250 ($50 for IRAs), but less may be accepted under special circumstances.

Exchanges Between Series: To purchase shares by exchanging from another Series, please call the Bullfinch Fund shareholder services at 1-888-BULLFINCH (1-888-285-5346) for instructions. Your exchange will be based on the closing net asset value per share next determined after your purchase order is effective. There is no charge for exchanges between Series. Generally, an exchange between Series is a taxable event. State securities laws may restrict your ability to make exchanges. The Fund reserves the right to temporarily or permanently term-inate the exchange privilege for any shareholder who makes an excessive number of exchanges between Series. Anything greater than 3 exchanges within six months will be considered excessive. You will receive advance written notice that the Fund intends to limit your use of the exchange privilege. The Fund also re-serves the right to terminate or modify the exchange privilege at any time upon 30 days advance written notice or to refuse any exchange request.

Re-Investments: The Fund will automatically retain and reinvest dividends and capital gains distributions in fractional shares and use same for the pur-chase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A shareholder may at any time by letter or forms supplied by the Fund direct the Fund to pay dividend and/ or capital gains distributions, if any, to such shareholder in cash.

Fractional Shares: Fractional shares may be purchased. The Fund will maintain an account for each shareholder of shares for which no certificates have been issued.

INDIVIDUAL RETIREMENT ACCOUNTS
You may purchase shares for an individual retirement accounts ("IRA") including Roth IRA's, SEP's, and Simple IRA's. IRA investments are available for the following:
      - Regular contributions
      - Rollover of certain employer sponsored pension and profit-sharing plan distributions.
      - Transfers from other IRA's
All assets are automatically invested in Fund shares, including all dividends and distributions paid on Fund shares within an IRA. There is an annual fee of $45.00 charged by the IRA Trustee, Delaware Charter Guarantee and Trust Co.
The Fund will pay the annual fee for accounts with a value of at least $10,000. Accounts below $5,000 in market value may be charged the $45.00 fee. This will be decided on an annual basis by the Fund's President or Directors. When the Fund pays the annual fees it will be part of the IRA expenses for the Fund. If the fees are charged to the IRA owners then the owner will have the option Of paying the fee directly or have the fee charged to their IRA.

PENSION, PROFIT SHARING AND 401-K PLANS
Purchases of Fund shares through a business' retirement plans are available to the owners, officers and employees who participate in the retirement plans. The accounts will be registered under the name and tax identification of the pension, profit sharing and/or 401K plans.

REDEMPTION OF SHARES
The Fund will redeem all or any part of the shares of any shareholder who sends a letter requesting redemption to the Fund at its address as it appears on this Prospectus (if certificates have not been issued) or certifi-cates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required. The Fund will waive the sig-nature guarantee requirement should the shareholder personally deliver the letter requesting redemption to the Fund at its address as it appears on this Prospectus and provides two valid forms of identification including a valid driver's license or a major credit card. The redemption price is the net asset value per share next determined after the order is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value per share at the time of redemption and the difference should be treated by the shareholder as a capital gain or loss for federal income tax purposes.

Payment by the Fund will ordinarily be made within three business days after tender of a valid redemption request. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days if:
      - The New York Stock Exchange is closed for other than customary weekend or holiday closings,
      - Trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission
      - The Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable.
      - Other extraordinary events which may restrict the Fund from selling its securities or distributing its liquid assets.
The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

TAX STATUS
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and rea-lized capital gains, and by satisfying certain other requirements, will be relieved of federal income tax on the amounts distributed to shareholders.

Distribution of any net long-term capital gains realized by the Series will be taxable to the shareholder as long term capital gains, regardless of the length of time Series shares have been held by the investor. All income realized by the Series, including short term capital gains, will be taxable to the share-holder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such divi-dends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Portfolio Turnover Policy: Neither Series purchases securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate for each individual Series will not exceed 50%, wherein turnover is computed by dividing the lesser of each individual Series' total purchases or sales of securities within the period by the average monthly portfolio value of each individual Series during such period. There may be times when management deems it advisable to substantially alter the composition of the portfolio, in which event, the portfolio turnover rate might substant-ially exceed 50%; this would only result from special circumstances and not from the normal operations of either Series.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Series' financial performance for the past 3 years (including that portion of the year ending June 30, 1998 when each Series was in operation). Certain information results for a single Series share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Series (assuming reinvestment of all dividends & distributions). This information has been audited by Bonadio & Co., LLP, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which is available upon request.
                                               Unrestricted Series
                   For the years ending:    6/30/00  6/30/99 6/30/98*

Net asset value, beginning of period*       $ 11.35    10.99   11.00
Income from investment operations
   Net investment income (loss)             $  0.03    (0.01)   0.00
   Net gains or (losses) on securities
   both realized and unrealized             $  1.07     0.40    0.04
                                          ----------------------------
Total from investment operations            $ 12.45    11.38   11.04
Less distributions
   Dividends (from net investment income)   $ (0.03)   (0.00)  (0.05)
   Distributions (from capital gains)       $ (1.10)   (0.03)  (0.00)
                                          ----------------------------
Net asset value, end of period              $ 11.32    11.35   10.99
                                          ============================
Total return                                   9.49%    3.53%   0.39%**

Net assets, end of period                 $1,087,653  914,048  750,819


Ratio of expenses to average net assets        2.00%   2.00%   2.00%
Ratio of net income to average assets         (0.30)% (0.20)%  0.00%**
Portfolio turnover rate                       47.3%   40.7%    0.0%
Average commission per share                $ 0.04     0.04   0.57

* The Inception Date for the Unrestricted Series was July 24,1997. ** Annualized From Inception for the Series.

                                           Western New York Series
                   For the years ending:  6/30/00  6/30/99  6/30/98*

Net asset value, beginning of period*     $  9.25   10.45   10.12
Income from investment operations
   Net investment income (loss)           $  0.00  (0.05)   0.02
   Net gains or (losses) on securities
   both realized and unrealized           $  0.56   (1.15)   0.32
                                          --------------------------
Total from investment operations          $  9.81    9.25   10.46
Less distributions
   Dividends (from net investment income) $  0.00   (0.00)  (0.01)
   Distributions (from capital gains)     $  0.00   (0.00)  (0.00)
                                          --------------------------
Net asset value, end of period            $  9.81    9.25   10.45
                                          ==========================
Total return                                 6.05% (11.48)%  6.74%**

Net assets, end of period                 $254,598  242,204  176,230


Ratio of expenses to average net assets      2.00%   2.00%   2.00%
Ratio of net income to average assets       (0.00)% (0.40)%  0.04%**
Portfolio turnover rate                      23.5%  13.9%    0.0%
Average commission per share                $ 0.09   0.09    0.20

* The Inception Date for the Western New York Series was December 30, 1997. ** Annualized From Inception for the Series.


THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

ANNUAL AND SPECIAL MEETINGS
The Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

REPORTS TO SHAREHOLDERS
The Fund sends all shareholders annual reports containing audited financial statements and other periodic reports, at least semiannually, containing unau-dited financial statements. The Fund will also send account statements to each shareholder at least quarterly.

TRANSFER AGENT
The Fund acts as its own transfer agent.

CUSTODIAN
Charles Schwab & Co., Inc.
The Schwab Building
101 Montgomery Building,
San Francisco, CA 94104

IRA TRUSTEE
Delaware Charter Guarantee & Trust Co.
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT AUDITORS
Bonadio & Co., LLP,
Certified Public Accountants
171 Sully's Trail
Pittsford, NY 14534

BULLFINCH FUND SHARE PURCHASE APPLICATION

A) Please fill out one of the following four types of accounts:

1) Individual Accounts  ****

   ______________________  __  ____________________      ______________________
           First Name      MI       Last Name            Social Security Number

2) Joint Accounts     ****

   ______________________  __  ____________________      ______________________
          First Name       MI        Last Name           Social Security Number

   ______________________  __  _____________________    _______________________
          First Name       MI        Last Name           Social Security Number

3) Custodial Accounts ****

   ______________________  __  ____________________
   Custodian's First Name  MI   Custodian's Last Name

   ______________________  __  ____________________      ______________________
     Minor's First Name    MI    Minor's Last Name                Minor's
                                                         Social Security Number
4) All Other Accounts  ****

       ___________________________________________   __________________________
                      Name of account.                Tax Identification Number

       ___________________________________________
          (Use this second line if you need it)


B) Biographical and other information about the new account:

Full Address:
             Number & Street __________________________________________________

             City__________________________  St____  Zip_______________________


Citizen of____________________  Home Phone_____________  Bus Phone_____________


Dividend Direction (check one): Reinvest all distributions____  Pay in Cash____


Signature of Owner, Trustee or Custodian:    __________________________________

Signature of Joint Owner (if joint account): __________________________________

     Please make check payable to:     BULLFINCH FUND, INC.
                                       2 Lantern Lane, Honeoye Falls, NY  14472
Amount of Investment Attached:
      Unrestricted Series $______________ (Minimum initial purchase $2,500) Western New York Series $______________ (Minimum initial purchase $2,500)
       All applications are accepted in New York and under New York laws.

FORM W-9
(March 1994)
Department of Treasury
Internal Revenue Service


                          PAYER'S REQUEST FOR TAXPAYER
                             IDENTIFICATION NUMBER


Name as shown on account (if joint account, give name corresponding to TIN)

_________________________________________________


Street Address

_________________________________________________


City, State & Zip Code

_________________________________________________







Part 1.-  Taxpayer Identification Number            Part 2. - Backup Withholding

Social Security Number ______________________       Check if you are NOT subject
                                                    to  backup withholding under
or                                                  the  provisions  of  section
                                                    3406(a) (1) (C) of  the  In-
Employer ID Number     ______________________       ternal Revenue Code ________







Certification - Under the penalty  of perjury, I certify  that the  information provided on this form is true, correct and complete.


Signature ___________________________________       Date _______________________

PROSPECTUS
BULLFINCH  FUND, INC.
2 Lantern Lane
Honeoye Falls, NY 14472

1-888-BULLFINCH
(1-888-285-5346)

October  30, 2000

Unrestricted Series
Western New York Series

      TABLE OF CONTENTS                                       PAGE
The Fund and its investment objective                           2
The Fund's investment strategy                                  2
Risks of the Fund                                               2
Who should invest?                                              3
Who should not invest?                                          3
Yearly returns                                                  3
Fees and Fund expenses                                          3
Additional information about investment strategies
 and risk considerations                                        3
Non-diversification policy                                      4
Additional investment restrictions                              5
Management                                                      6
Investment adviser                                              6
Officers and directors of the Fund                              7
Legal proceedings                                               7
Capitalization                                                  8
Voting rights                                                   8
Pricing of shares                                               8
Purchase of shares and reinvestment                             8
Initial investment                                              8
Subsequent purchase                                             8
Reinvestment                                                    8
Fractional shares                                               9
Individual Retirement Accounts IRA's                            9
Pension, Profit-Sharing, 401-k plans                            9
Redemption of shares                                            9
Tax status                                                     10
Portfolio turnover policy                                      10
Financial highlights                                           10
Annual and special meetings                                    11
Reports to shareholders                                        11
Transfer Agent                                                 11
Custodian                                                      11
IRA trustee                                                    11
Independent auditors                                           11
Application                                                    11
Form W-9                                                       12

PROSPECTUS
BULLFINCH  FUND, INC.
2 Lantern Lane
Honeoye Falls, NY 14472

1-888-BULLFINCH
(1-888-285-5346)

October  30, 2000

Why You Should Read This Prospectus and How to Obtain Additional Information? This Prospectus should be held for future reference. It is provided in order to help you decide if the Fund is the proper investment for you. The risks, objectives and strategies of each Series of the Bullfinch Fund are explained within this prospectus. Additional information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-6009. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009.
You may also obtain additional information about the Fund by calling or writing the Fund at the address or phone numbers provided at the top of this page.


INVESTMENT ADVISER
CAROSA, STANTON & DEPAOLO ASSET MANAGEMENT, LLC
8 East Street, Suite 200
Honeoye Falls, NY 14472
716-234-2080


SEC File Number For the Bullfinch Fund is 811-08191.